UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 3, 2009 (April 1, 2009)

ALBEMARLE CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

451 Florida Street, Baton Rouge, Louisiana	70801
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code

(225) 388-7400

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2009, the Executive Compensation Committee of the Board of Directors of Albemarle Corporation (the “Company”), granted to certain employees of the Company, including each of the Company’s named executive officers, grants of restricted stock units and/or stock options under the Albemarle Corporation 2008 Incentive Plan (the “Plan”). Attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated by reference herein is a copy of the form of Notice of Restricted Stock Unit Award and the form of Notice of Option Grant to be used under the Plan for grants of restricted stock unit awards and option grants, as the case may be.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Notice of Restricted Stock Unit Award.

10.2	Form of Notice of Option Grant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2009

ALBEMARLE CORPORATION

By:	/s/ Nicole C. Daniel
Nicole C. Daniel
Assistant General Counsel and
Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1	Form of Notice of Restricted Stock Unit Award.

10.2	Form of Notice of Option Grant.